AS FILED WITH THE SECURITIES AND EXCHANGE
                        COMMISSION ON SEPTEMBER 1, 2010



                                                             FILE NO. 333-112207
                                                                       811-21497

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                        Post-Effective Amendment No. 7                  X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 10                         X


                       ----------------------------------

                       ALLIANCEBERNSTEIN CORPORATE SHARES
               (Exact Name of Registrant As Specified In Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (212) 969-1000

                       ----------------------------------

                                Emilie D. Wrapp
                           c/o AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)


                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                   Suite 350
                              1200 G Street, N.W.
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)


      [X]   immediately upon filing pursuant to paragraph (b)
      [_]   on (date) pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485


      If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MUNICIPAL INCOME SHARES

PROSPECTUS  |  SEPTEMBER 1, 2010


AllianceBernstein Municipal Income Shares



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


      [LOGO]
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4
ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   7
PURCHASE AND SALE OF SHARES...................................  13
  How the Fund Values its Shares..............................  13
  How to Buy Shares...........................................  13
  How to Sell Shares..........................................  13
MANAGEMENT OF THE FUND........................................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  18
GENERAL INFORMATION...........................................  19
GLOSSARY OF INVESTMENT TERMS..................................  20
FINANCIAL HIGHLIGHTS..........................................  21
APPENDIX A--BOND RATINGS......................................  22
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION...  23

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                      None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)  None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


This table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.


------------------------------------
Management Fees                0.00%
Other Expenses                 0.00%
                               -----
Total Fund Operating Expenses  0.00%
                               =====
------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------
After 1 Year   $0
After 3 Years  $0
------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

------------------
After 1 Year   $0
After 3 Years  $0
------------------

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES:
The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state's municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks        Since 2010      Senior Vice President of the Adviser

R.B. Davidson III     Since 2010      Senior Vice President of the Adviser

Wayne Godlin          Since 2010      Senior Vice President of the Adviser

Terrance T. Hults     Since 2010      Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES
You may purchase shares of the Fund at the relevant NAV without a sales charge or other fee. Shares of the Fund are offered exclusively through registered investment advisers approved by the Adviser. There are no maximum or minimum investment requirements.

You may "redeem" your shares (i.e., sell your shares to the Fund) through your broker-dealer on any day the New York Stock Exchange is open.

TAX INFORMATION
The Fund may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Fund anticipates that substantially all of its income dividends will be exempt from regular income tax but may be subject to the federal AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Fund's investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about the Fund's risks and investments can be found in the Fund's Statement of Additional Information, or SAI.


MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 100% of the Fund's assets in below investment grade, tax-exempt securities. Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES. The Fund may invest in unrated tax-exempt securities when the Adviser believes that the securities are equivalent to the rated securities in which the Fund invests and are consistent with the Fund's objective and policies.

INSURED BONDS. The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.


If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


DERIVATIVES. The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or

(ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund may use the following types of derivatives.

.. FORWARD CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that the Fund may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates and securities (through index futures or options).

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:


 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


   If the Fund purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Fund's investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by the Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Fund's portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage the Fund's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counter party under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all in-terest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by the Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Fund will not invest more than 20% of its total assets in these instruments.


TENDER OPTION BOND TRANSACTIONS. The Fund may enter into TOB transactions in which the Fund may sell a highly-rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV"), which is generally organized as a trust, sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk. See discussion of "Leverage" on page 11.


FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES. Under current Securities and Exchange Commission (the "Commission") guidelines, the Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. The Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.


MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Fund may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The Fund uses leverage for investment purposes by entering into such transactions as TOB transactions and interest rate swaps to seek to enhance the yield and NAV attributable to its shares. This means that the Fund uses cash made available during the term of these transaction to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Fund's shareholders. These risks include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on its NAV. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Fund's shareholders to realize a higher current NAV and investment income than if the Fund were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Fund's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leveraged transactions would result in a lower rate of return. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Fund's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV.


PORTFOLIO TURNOVER. Although the Fund typically has low portfolio turnover rates, the Fund may engage in active short-term trading to benefit from yield disparities among different issuers of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by the Fund and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.


TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest without limit in other municipal securities that are in all other respects consistent with the Fund's investment policies. For temporary defensive purposes, the Fund also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the "Board"). When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available. Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

HOW TO BUY SHARES
You may purchase shares of the Fund at the relevant NAV without a sales charge or other fee. Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV calculated after your order is received in proper form by the Fund.

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY THROUGH REGISTERED INVESTMENT ADVISERS APPROVED BY THE ADVISER.

INITIAL AND ADDITIONAL INVESTMENTS
You may purchase shares only through accounts established under a wrap-fee program sponsored and maintained by a registered investment adviser approved by the Adviser. There are no maximum or minimum investment requirements. In most cases, purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your account. To make a purchase, your broker-dealer must submit a purchase order to the Fund's transfer agent, AllianceBernstein Investor Services, Inc. ("ABIS"), P.O. Box 786003, San Antonio, Texas 78278-6003, (1-800-221-5672), either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV).

OTHER PURCHASE INFORMATION
The Fund may issue shares upon purchase in full and fractional shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to ABIS. Wiring instructions may be obtained by calling 1-800-221-5672.

The Fund may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "How the Fund Values its Shares" above as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish your account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number on your account application.

The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) through your broker-dealer on any day the Exchange is open. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by ABIS. A redemption request received by ABIS prior to 4:00 p.m., Eastern time, on a day the Fund is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Redemption proceeds will ordinarily be wired within one business day after the redemption request, but may take up to three business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Fund will be held only by investors participating in an approved wrap-fee program and cannot be transferred. The Fund reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a participant in a wrap-fee program approved by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price (referred to as "time zone arbitrage").

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a contingent deferred sales charge is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010, totaling over $458 billion (of which more than $74 billion are the assets of investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising 110 separate investment portfolios, have approximately 3.3 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Fund. The Fund pays no advisory or other fees for these services.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives for managing the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Fund will be made by the Municipal Bond Investment Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                    PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                    THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------------
Michael Brooks; Senior Vice President since  Senior Vice President of the Adviser,
inception (2010)                             with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

R. B. Davidson III; Senior Vice President    Senior Vice President of the Adviser,
since inception (2010)                       with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

Wayne Godlin; Senior Vice President since    Senior Vice President of the Adviser,
inception (2010)                             with which he has been associated in a
                                             substantially similar capacity since
                                             December 2009. Prior thereto, an
                                             investment manager and a Managing
                                             Director of Van Kampen Asset
                                             Management with which he had been
                                             associated since prior to 2005.

Terrance T. Hults; Senior Vice President     Senior Vice President of the Adviser,
since inception (2010)                       with which he has been associated in a
                                             substantially similar capacity since prior
                                             to 2005.

Additional information about the portfolio managers may be found in the Fund's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. (the "Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933 ("Securities Act"), Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934 ("Exchange Act"), and Sections 206 and 215 of the Investment Advisers Act of 1940 ("Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of the Holding; and claims brought under ERISA by participants in the Profit-Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of the Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

TRANSFER AGENCY SERVICES
ABIS acts as the transfer agent for the AllianceBernstein mutual funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund, depending on the terms of the shareholder's wrap-fee program. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. As permitted by the terms of your wrap-fee program, you may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. If permitted by the program, your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.


TAXES
Distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Fund invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from the Fund that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Fund's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Fund.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


As stated above under the heading "Investment Adviser", the Adviser does not receive a fee from the Fund for providing investment advisory services, but the Adviser may benefit from the Fund being an investment option in wrap programs sponsored by financial intermediaries. The Fund has taken the position that this fee arrangement will not prevent the dividends paid by the Fund from qualifying for the dividends-paid deduction under Section 561 of the Internal Revenue Code (the "Code"). Investors should be aware that there is no authority on this point, and that the Internal Revenue Service ("IRS") may adopt a contrary position. The IRS has expressed positions contrary to this opinion and therefore may well disagree with the Fund's position. If this fee arrangement caused the dividends paid by the Fund to not qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of Section 562(c) of the Code, the Fund would fail to qualify as a regulated investment company under subchapter M of the Code and would be required to pay federal income tax on their taxable income and gains in addition to the taxes payable by shareholders on Fund distributions.


The Fund anticipates that substantially all of its dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from federal income taxes. The Fund will report annually to shareholders the percentage and source of interest earned by the Fund that is exempt from federal income tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Fund has not yet commenced operations.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal of a rating may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's appends numerical modifiers, 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Plus (+) or Minus (-)--The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR--An issue designated NR is not rated.

FITCH RATINGS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment or financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Plus (+) Minus (-)--The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long term rating category or categories below 'CCC.'

NR--Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The Fund is available only to participants in "wrap-fee" programs sponsored by investment advisers unaffiliated with the Fund or AllianceBernstein L.P. You should be aware that a participant in a "wrap-fee" program typically pays a fee to the sponsoring investment adviser for all costs and expenses of the program, including fees paid by the sponsoring investment adviser to sub-advisers who provide investment advice and portfolio execution. You should read carefully the "wrap-fee" program brochure provided to you by your sponsoring investment adviser. That brochure is required to include information about the total fees paid by you to your sponsoring investment adviser, as well as information about the sub-advisory fee paid by your sponsoring investment adviser to AllianceBernstein L.P.


A mutual fund's expense ratio is the percentage of fund assets used by the fund to pay an investment advisory fee to AllianceBernstein L.P. and to pay the fund's direct operating expenses (such as accounting, transfer agency and custody fees). The following supplemental chart provides information about the effect of a hypothetical annual expense ratio of 0.35% on the Fund's returns over a 10-year period. The annual expense ratio is hypothetical because AllianceBernstein L.P. has agreed irrevocably to waive all fees and pay or reimburse all expenses, except extraordinary expenses, incurred by the Fund.

The chart assumes a return of 5% each year on a hypothetical investment of $10,000 in shares of the Fund. The chart also assumes that the current hypothetical annual expense ratio of 0.35% stays the same throughout the 10-year period. The chart does not reflect the fees, including the "wrap fee," paid by you to your sponsoring investment adviser. The chart also does not reflect the sub-advisory fee paid by your sponsoring investment adviser to AllianceBernstein L.P.



                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 36.75     $10,463.25
   2            $10,463.25   $  523.16   $10,986.41   $ 38.45     $10.947.96
   3            $10,947.96   $  547.40   $11,495.36   $ 40.23     $11,455.13
   4            $11,455.13   $  572.76   $12,027.89   $ 42.10     $11,985.79
   5            $11,985.79   $  599.29   $12,585.08   $ 44.05     $12,541.03
   6            $12,541.03   $  627.05   $13,168.08   $ 46.09     $13,121.99
   7            $13,121.99   $  656.10   $13,778.09   $ 48.22     $13,729.87
   8            $13,729.87   $  686.49   $14,416.36   $ 50.46     $14,365.90
   9            $14,365.90   $  718.30   $15,084.20   $ 52.79     $15,031.41
   10           $15,031.41   $  751.57   $15,782.98   $ 55.24     $15,727.74
   --------------------------------------------------------------------------
   Cumulative                $6,182.12                $454.38

For more information about the Fund, the following documents are available upon request:

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund's SAI contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI, the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find more information about the Adviser and other
AllianceBernstein Mutual Funds on the Internet at: www.AllianceBernstein.com.

Information about the Fund will not be available at that website because shares of the Fund are offered exclusively through registered investment advisers approved by the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

The Fund's SEC File Number is 811-21497.
                                                                  PRO-0128-0810

                                    [GRAPHIC]

(LOGO)

                                              ALLIANCEBERNSTEIN CORPORATE SHARES


                                       ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES


--------------------------------------------------------------------------------

Address:                  AllianceBernstein Investor Services, Inc. ("ABIS")
                          P.O. Box 786003
                          San Antonio, Texas 78278-6003

Toll Free:                For Information: (800) 221-5672
                          For Literature: (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated: September 1, 2010

--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus (the "Prospectus"), dated September 1, 2010, for AllianceBernstein Municipal Income Shares (the "Fund") of AllianceBernstein Corporate Shares (the "Company"). Copies of the Prospectus may be obtained by contacting ABIS at the address or the "For Literature" telephone number shown above.

                               TABLE OF CONTENTS
                              ------------------

                                                                        PAGE
                                                                        ----



Information about the Fund and Its Investments.........................    2
Management of the Fund ................................................   34
Expenses of the Fund ..................................................   52
Purchase of Shares ....................................................   53
Redemption and Repurchase of Shares ...................................   57
Shareholder Services ..................................................   58
Net Asset Value  ......................................................   59
Portfolio Transactions ................................................   61
Dividends, Distributions and Taxes ....................................   65
General Information ...................................................   70
Financial Statements and Report
    of Independent Registered Public Accounting Firm...................   72
Appendix A: Bond and Commercial Paper Ratings..........................  A-1

--------------------------------------------------------------------------------


                 INFORMATION ABOUT THE FUND AND ITS INVESTMENTS


--------------------------------------------------------------------------------

Introduction to the Fund
------------------------


      The Company is comprised of three portfolios: AllianceBernstein Municipal Income Shares, AllianceBernstein Corporate Income Shares and AllianceBernstein Taxable Multi-Sector Income Shares. Each portfolio is a series of the Company, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. Each portfolio is offered through a separate prospectus and SAI.


      The Fund is an open-end management investment company whose shares are offered exclusively through registered investment advisers approved by AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"). A shareholder in the Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares of the Fund, the shareholder will receive the then current net asset value, or NAV, of the Fund represented by the redeemed shares. (See "Purchase and Sale of Shares" in the Prospectus.)


      Except as otherwise noted, the Fund's investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees of the Company (the "Board" or the "Trustees") without shareholder approval. However, the Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.




Alternative Minimum Tax
-----------------------


      As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.


      Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.


Additional Investment Policies and Practices
--------------------------------------------

      The following information about the Fund's investment policies and practices supplements the information set forth in the Prospectus.


      General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event the Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

      Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

      Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      The Fund may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

      The Fund may invest in zero coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

      The Fund may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. The Fund may purchase both Auction and Residual Components.

      Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

      The Fund may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of the Fund's investment, a pool of municipal securities, or
(ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Fund to tender the security prior to its stated maturity. The Fund will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Fund from the securities is exempt from, as applicable, Federal and state income taxes.

      Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

      Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

      Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

      Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

      Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in the Fund will range between 10 and 30 years. However, the Fund does not have any restrictions on the maturity of municipal securities in which it may invest. Since the Fund's objective is to provide high current income, it will emphasize income rather than stability of NAV and the average maturity of the Fund will vary depending on anticipated market conditions. The Fund will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Fund's respective investment objective depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("Commission"), although from time to time there have been proposals which would require registration in the future.

      After purchase by the Fund, a municipal security may cease to be rated or it may default. These events do not require sales of such securities by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus.

      Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund would be affected. Additionally, the Fund's investment objective and policies would be reevaluated.

Derivatives
-----------


      The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

      There are four principal types of derivatives, which include options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by the Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

      Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


      Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


      Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders of the Fund. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

      Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.


      o Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

      o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

      o Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

      o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

      o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


      o Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Fund's ability to use such instruments as a part of its investment strategy.


      o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

      Use of Options, Futures, Forwards and Swaps by the Fund.
      ---------------------------------------------------------



      --Options on Municipal and U.S. Government Securities. The Fund may write and purchase call and put options on municipal securities and U.S. Government securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same(in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

      The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund may write covered options or uncovered options. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

      The Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

      The Fund may purchase or write options on municipal securities and U.S. Government securities in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.



      Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

      --Options on Municipal and U.S. government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.



      The Fund may write (sell) call and put options and purchase call and put options on securities indices. If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.


      --Futures Contracts and Options on Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).


      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.


      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.


      Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges.


      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.



      The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition due to a market advance or changes in interest, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

      --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


      Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


      --Swaps: Interest Rate Transactions. The Fund may enter into interest rate swaps, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually obligated to receive.

      Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.


      An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

      Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

      Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. The Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

General
-------

      The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

      The Fund's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.


Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

      Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security and does not pay for the securities until they are received. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns. The Fund will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's purchase commitments.

      Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

      When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

      At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

      Purchases of securities on a forward commitment or "when-issued" basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party files for bankruptcy, becomes insolvent, or defaults on its obligation, the Fund may be adversely affected.


Insured Bonds
-------------

      The Fund may obtain insurance on its municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include National Public Finance Guarantee Corporation (formerly MBIA Insurance Corporation); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), a separately capitalized member of the Dexia Group, a group of European financial services companies; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); Assured Guaranty Corp. (formerly, ACE Guaranty Corp.) ("AGC"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the bonds.

      It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Fund may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Investment in Other Investment Companies
----------------------------------------

      The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Fund may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Illiquid Securities
-------------------


      The Fund will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


      Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

      Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


      The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Lending of Portfolio Securities
-------------------------------


      The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


      Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.


      The Fund will not, however, have the right to vote on any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

      The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------


      The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.


      Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

      The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

      Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

      The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

      In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

      Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

      Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

      Stripped Mortgage-Related Securities. Stripped mortgage-related securities
(SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

      The Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

      Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

      "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

      Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

      As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

      Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

      Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

      Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

      As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Preferred Stock
---------------

      The Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


      The Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

      The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.


      The Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.


      The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transactions, though done simultaneously, are two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


Structured Instruments
----------------------

      The Fund may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

      Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Fund would have to consider and monitor. Structured instruments also may not be subject to regulation by the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Tender Option Bond Transactions
-------------------------------

      The Fund may enter into tender option bond transactions ("TOBs") in which the Fund may sell a highly rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV", which is generally organized as a trust), sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Fund uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------

      U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

      U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.

      Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

      TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

      Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

      U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

      These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.


Zero Coupon Securities
----------------------

      A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

      The Fund may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Fund may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

      Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

      Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

      Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Effects of Borrowing and Use of Leverage
----------------------------------------

      The Fund may use borrowings for investment purposes. The Fund may maintain borrowings from banks or as otherwise permitted under Commission rules or exemptive orders in an amount of money representing one-third of the Fund's total assets less liabilities (other than the amount borrowed).

      Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investment portfolio will provide the Fund's shareholders with a potentially higher yield.

      The Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls and TOB transactions. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities.

      The use of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. To the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Fund's investment portfolio or exceeds it, the benefit of leverage to the Fund's shareholders will be reduced result in a lower rate of return than if the Fund were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Fund's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Fund's NAV.

      Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. For other leveraged transactions, the Fund will segregate permissible liquid assets equal to their obligations with respect to leverage under these transactions in accordance with rules or regulations under the 1940 Act (as such may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder.

Future Developments
-------------------

      The Fund may take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

      The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

      Investments in Lower-Rated and Unrated Instruments. The Fund may invest in lower-rated securities substantially, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

      Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

      Many fixed-income securities, including certain Municipal securities in which the Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

      Non-rated municipal securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

      In seeking to achieve the Fund's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.


Certain Risk Considerations
---------------------------

      The value of the Fund's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Fund's investment objective will be achieved.

Fundamental Investment Policies
-------------------------------

      The following investment restrictions may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (1) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

      As a matter of fundamental policy, the Fund may not:


            (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;


            (2) issue any senior security (as that term is defined in the 1940
      Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;


            (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;


            (4) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

            (5) purchase or sell commodities except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and SAI, as they may be amended from time to time; or

            (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;


      As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

      o     Cash or cash items;

      o     Government securities;

      o     Securities of other investment companies; and

      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.


Non-Fundamental Investment Policies
-----------------------------------


      The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.

      The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


Board of Trustees Information
-----------------------------

      The business and affairs of the Fund are managed under the direction of the Board. Certain information concerning the Trustees is set forth below.




                                                                  OTHER PUBLIC
                                                                  COMPANY
                                                    PORTFOLIOS    DIRECTOR-
                              PRINCIPAL             IN FUND       SHIPS HELD
                              OCCUPATION(S)         COMPLEX       BY TRUSTEE
NAME, ADDRESS*, AGE AND       DURING PAST FIVE      OVERSEEN      IN THE PAST
(YEAR ELECTED**)              YEARS OR LONGER       BY TRUSTEE    FIVE YEARS
----------------              ----------------      -----------   -----------

INDEPENDENT TRUSTEES

Chairman of the Board

William H. Foulk, Jr.,#, +    Investment Adviser       94         None
77                            and an Independent
(2004)                        Consultant since
                              prior to 2005.
                              Previously, he was
                              Senior Manager of
                              Barrett Associates,
                              Inc., a registered
                              investment adviser.
                              He was formerly
                              Deputy Comptroller
                              and Chief Investment
                              Officer of the State
                              of New York and,
                              prior thereto, Chief
                              Investment Officer
                              of the New York Bank
                              for Savings. He has
                              served as a director
                              or trustee of
                              various
                              AllianceBernstein
                              Funds since 1983 and
                              has been Chairman of
                              the
                              AllianceBernstein
                              Funds and of the
                              Independent
                              Directors Committee
                              of such Funds since
                              2003.

John H. Dobkin,#              Independent              92         None
68                            Consultant since
(2004)                        prior to 2005.
                              Formerly, President
                              of Save Venice, Inc.
                              (preservation
                              organization) from
                              2001-2002, Senior
                              Advisor from June
                              1999-June 2000 and
                              President of
                              Historic Hudson
                              Valley (historic
                              preservation) from
                              December 1989-May
                              1999. Previously,
                              Director of the
                              National Academy of
                              Design. He has
                              served as a director
                              or trustee of
                              various
                              AllianceBernstein
                              Funds since 1992.

Michael J. Downey,#           Private Investor         92         Asia Pacific
66                            since January 2004.                 Fund, Inc.
(2005)                        Formerly, managing                  and The
                              partner of Lexington                Merger Fund
                              Capital, LLC                        since prior
                              (investment advisory                to 2005 and
                              firm) from December                 Prospect
                              1997 until December                 Acquisition
                              2003. From 1987                     Corp.
                              until 1993, Chairman                (financial
                              and CEO of                          services)
                              Prudential Mutual                   since 2007
                              Fund Management,                    until 2009
                              director of the
                              Prudential Mutual
                              Funds and member of
                              the Executive
                              Committee of
                              Prudential
                              Securities Inc. He
                              has served as a
                              director or trustee
                              of the
                              AllianceBernstein
                              Funds since 2005.

D. James Guzy,#               Chairman of the          92         Cirrus Logic
74                            Board of PLX                        Corporation
(2005)                        Technology                          (semi-
                              (semi-conductors)                   conductors)
                              and of SRC Computers                and PLX
                              Inc., with which he                 Technology,
                              has been associated                 Inc. (semi-
                              since prior to 2005.                conductors)
                              He was a Director of                since prior
                              Intel Corporation                   to 2005 and
                              (semi-conductors)                   Intel
                              from 1969 until                     Corporation
                              2008, and served as                 (semi-
                              Chairman of the                     conductors)
                              Finance Committee of                since prior
                              such company for                    to 2005
                              several years until                 until 2008.
                              May 2008. He has
                              served as a director
                              of one or more of
                              the
                              AllianceBernstein
                              Funds since 1982.

Nancy P. Jacklin,#            Professorial             92         None
62                            Lecturer at the
(2006)                        Johns Hopkins School
                              of Advanced
                              International
                              Studies since 2008.
                              Formerly, U.S.
                              Executive Director
                              of the International
                              Monetary Fund
                              (December 2002-May
                              2006); Partner,
                              Clifford Chance
                              (1992-2002); Sector
                              Counsel,
                              International
                              Banking and Finance,
                              and Associate
                              General Counsel,
                              Citicorp
                              (1985-1992);
                              Assistant General
                              Counsel
                              (International),
                              Federal Reserve
                              Board of Governors
                              (1982-1985); and
                              Attorney Advisor,
                              U.S. Department of
                              the Treasury
                              (1973-1982).  Member
                              of the Bar of the
                              District of Columbia
                              and of New York; and
                              member of the
                              Council on Foreign
                              Relations. She has
                              served as a director
                              or trustee of the
                              AllianceBernstein
                              Funds since 2006.

Marshall C. Turner, Jr.,#     Private Investor         92         Xilinx, Inc.
68                            since prior to 2005.                (programmable
(2005)                        Interim CEO of MEMC                 logic semi-
                              Electronic                          conductors)
                              Materials, Inc.                     and MEMC
                              (semi-conductor and                 Electronic
                              solar cell                          Materials,
                              substrates) since                   Inc. (semi-
                              November 2008 until                 conductor and
                              March, 2009.  He was                solar cell
                              Chairman and CEO of                 substrates)
                              Dupont Photomasks,                  since prior to
                              Inc. (components of                 2005
                              semi-conductor
                              manufacturing),
                              2003-2005, and
                              President and CEO,
                              2005-2006, after the
                              company was acquired
                              and renamed Toppan
                              Photomasks, Inc. He
                              has served as a
                              director or trustee
                              of one or more of
                              the
                              AllianceBernstein
                              Funds since 1992.

Earl D. Weiner,#              Of Counsel, and          92         None
71                            Partner prior to
(2007)                        January 2007, of the
                              law firm Sullivan &
                              Cromwell LLP, and
                              member of ABA
                              Federal Regulation
                              of Securities
                              Committee Task Force
                              to draft editions of
                              the Fund Director's
                              Guidebook. He has
                              served as a director
                              or trustee of the
                              AllianceBernstein
                              Funds since 2007 and
                              is Chairman of the
                              Governance and
                              Nominating
                              Committees of most
                              of the Funds.


--------


* The address for each of the Company's independent Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Trustees.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee. Mr. Foulk is the sole member of Fair Value Pricing Committee.



      The business and affairs of the Fund are managed under the direction of the Board. Trustees who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Fund are referred to as "Interested Trustees". Certain information concerning the Fund's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

      In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the Fund, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Trustees Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Trustee of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a Trustee's experience, qualifications, attributes and skills does not impose on such Trustee any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such Trustee as a member of the board of directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Trustees, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent
Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.


      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser and representatives of various internal committees of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.


      The Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee and a Fair Value Pricing Committee. The members of each committee are identified above.

      None of these Committees have met in connection with the Fund because it only recently commenced operations except the Independent Directors Committee met on May 4-6, 2010 to approve the Advisory and Distribution Services Agreements for the Fund.

      The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee has not yet met.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee has not yet met.

      The function of the Fair Value Pricing Committee is to approve in advance if possible, or ratify promptly otherwise, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund that the Valuation Committee must make under unique or highly unusual circumstances not previously addressed by the Valuation Committee and that would result in a change in the NAV of the Fund of more than $0.01 per share. The Fair Value Pricing Committee has not yet met.


      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the Shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an independent Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the independent Trustees, such as review and approval of the Advisory and Distribution Agreements. The Independent Trustees Committee met on May 4-6, 2010.


      The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Advisor provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.


                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN
                            DOLLAR RANGE OF EQUITY      THE ALLIANCEBERNSTEIN
                            SECURITIES IN THE FUND      FUND COMPLEX AS OF
                            AS OF DECEMBER 31, 2009+    DECEMBER 31, 2009
                            -------------------------   ------------------

John H. Dobkin                   None                   Over $100,000
Michael J. Downey                None                   Over $100,000
William H. Foulk, Jr.            None                   Over $100,000
D. James Guzy                    None                   Over $100,000
Nancy P. Jacklin                 None                   Over $100,000
Marshall C. Turner, Jr.          None                   Over $100,000
Earl D. Weiner                   None                   Over $100,000


--------
+ The Fund is offered exclusively to registered investment advisers approved by the Adviser.

Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS,*            POSITION(S)             PRINCIPAL OCCUPATION
AND AGE                    HELD WITH FUND          DURING PAST 5 YEARS
---------------            ---------------         --------------------

Robert M. Keith,           President and Chief     Senior Vice President of the
50                         Executive Officer       Adviser** and head of
                                                   AllianceBernstein
                                                   Investments, Inc. ("ABI")**
                                                   since July 2008; Director of
                                                   ABI and President of the
                                                   AllianceBernstein Mutual
                                                   Funds.  Previously, he served
                                                   as Executive Managing
                                                   Director of ABI from December
                                                   2006 to June 2008.  Prior to
                                                   joining ABI in 2006,
                                                   Executive Managing Director
                                                   of Bernstein Global Wealth
                                                   Management, and prior
                                                   thereto, Senior Managing
                                                   Director and Global Head of
                                                   Client Service and Sales of
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business since
                                                   2004.  Prior thereto,
                                                   Managing Director and Head of
                                                   North American Client Service
                                                   and Sales in
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business, with
                                                   which he had been associated
                                                   since prior to 2005.

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
65                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the
                                                   AllianceBernstein Funds, with
                                                   which he has been associated
                                                   since October 2004. Prior
                                                   thereto, he was Of Counsel to
                                                   Kirkpatrick & Lockhart, LLP
                                                   from October 2003 to October
                                                   2004, and General Counsel of
                                                   Merrill Lynch Investment
                                                   Managers, L.P. prior to March
                                                   2003.

Michael G. Brooks,         Vice President          Senior Vice President of the
61                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2005.

R. B. (Guy) Davidson, III, Senior Vice President   Senior Vice President of the
48                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2005.

Wayne Godlin,              Vice President          Vice President of the
49                                                 Adviser,** with which he has
                                                   been associated since
                                                   December of 2009.  Prior
                                                   thereto he was an investment
                                                   manager and a Managing
                                                   Director of Van Kampen Asset
                                                   Management with which he has
                                                   been associated since prior
                                                   to 2005.

Terrance T. Hults,         Vice President          Senior Vice President of the
43                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2005.

Emilie D. Wrapp,           Secretary               Senior Vice President,
54                                                 Assistant General Counsel and
                                                   Assistant Secretary of ABI,**
                                                   with which she has been
                                                   associated since prior to
                                                   2005.

Joseph J. Mantineo,        Treasurer and Chief     Senior Vice President of
51                         Financial Officer       AllianceBernstein Investor
                                                   Services, Inc. ("ABIS"),**
                                                   with which he has been
                                                   associated since prior to
                                                   2005.

Phyllis J. Clarke,         Controller              Vice President of ABIS,**
49                                                 with which she has been
                                                   associated since prior to
                                                   2005.


--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.


**    The Adviser, ABI and ABIS are affiliates of the Fund.

      The Company does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Company. The estimated aggregate compensation that will be paid by the Company to each of the Trustees during its current fiscal year ended April 30, 2010, the aggregate compensation paid to each of the Trustees during calendar year 2009 by AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee are set forth below. Neither the Company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.




                                                                     Total
                                                                     Number of
                                                      Total          Investment
                                                      Number of      Funds
                                                      Investment     within the
                                                      Companies      Alliance-
                                                      in the         Bernstein
                                                      Alliance-      Fund
                                       Total          Bernstein      Complex,
                                       Compensation   Fund Complex,  Including
                                       from the       Including      the Fund,
                         Aggregate     Alliance-      the Fund,      as to
                         Compensation  Bernstein      as to which    which the
                         to be paid    Fund Complex,  the Trustee    Trustee is
                         by the        Including      is a Director  a Director
Name of Trustee          Company*      the Company    or Trustee     or Trustee
---------------          --------      -----------    ----------     ----------

John H. Dobkin            $ 6,489       $245,470        32              92
Michael J. Downey         $ 6,489       $243,300        32              92
William H. Foulk, Jr.     $12,350       $486,700        34              94
D. James Guzy             $ 6,489       $244,500        32              92
Nancy P. Jacklin          $ 6,489       $269,230        32              92
Marshall C. Turner, Jr.   $ 6,489       $243,300        32              92
Earl D. Weiner            $ 6,992       $261,300        32              92


--------
*     Compensation paid by the Adviser.


      As of August 2, 2010, the Trustees and Officers of the Company as a group owned less than 1% of the shares of the Company.


Investment Adviser
------------------


      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under the Investment Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board (see "Management of the Fund" in the Prospectus). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2010, totaling over $458 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide and is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

      As of June 30, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

      As of June 30, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

      AXA and its subsidiaries                  61.4%
      Holding                                   36.7
      Unaffiliated holders                       1.9
                                           ----------------
                                               100.0%
                                           ================

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.5% economic interest in the Adviser as of June 30, 2010.


      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial, Inc.


      Under the Investment Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund. The Adviser or an affiliate also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Board to serve as the Fund's officers. The Adviser is responsible for all compensation of Trustees and officers of the Fund.


      The Adviser is, under the Investment Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, certain administrative services, costs of printing Fund prospectuses and other reports to shareholders, and any expenses incurred in promoting the sale of Fund shares.


      The Fund has, under the Investment Advisory Agreement, assumed the obligation for payment of certain of its other expenses, including any taxes levied against the Fund, brokerage fees, commissions in connection with the purchase and sale of portfolio securities, leverage expenses and other extraordinary expenses. The Fund may employ its own personnel to perform services other than those specifically provided to the Fund by the Adviser. For such services it may also utilize or employ personnel employed by the Adviser.


      Under the terms of the Investment Advisory Agreement, the Fund pays no fees to the Adviser. You should be aware, however, that the Fund is an integral part of "wrap-fee" programs sponsored by investment advisers unaffiliated with the Fund or the Adviser. Typically, participants in these programs pay a "wrap fee" to their investment adviser. You should read carefully the wrap-fee brochure provided to you by your investment adviser. The brochure is required to include information about the fees charged by your adviser and the fees paid by your adviser to the Adviser.


      The Investment Advisory Agreement became effective on September 1, 2010. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Trustees, including the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as defined in the 1940 Act of any such party, at a meeting called for the purpose and held on May 4-6, 2010. At a meeting held on August 31, 2010, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

      The Investment Advisory Agreement provides that it shall remain in effect for two years and continue in effect thereafter only if its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, and in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act.

      The Investment Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trustees or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.


Additional Information About the Fund's Portfolio Manager(s)
------------------------------------------------------------


      The management of and investment decisions for the Fund's portfolio are made by the Adviser's Municipal Bond Investment Team. Michael G. Brooks, R. B.
(Guy) Davidson III, Wayne Godlin and Terrance T. Hults.are the investment professionals(1) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus. As of August 30, 2010, the portfolio managers owned none of the Fund's equity securities.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.




      The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Michael G. Brooks, R.B. (Guy) Davidson, III, Wayne Godlin and Terrance T. Hults also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2010.



--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                          Total        Total        Registered     Registered
                          Number of    Assets of    Investment     Investment
                          Registered   Registered   Companies      Companies
                          Investment   Investment   Managed with   Managed with
                          Companies    Companies    Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
-----------------         -------      -------      ----------     ----------

Michael G. Brooks           28     $14,752,000,000      0             None
R. B. (Guy) Davidson, III   28     $14,752,000,000      0             None
Wayne Godlin                28     $14,752,000,000      0             None
Terrance T. Hults           28     $14,752,000,000      0             None



--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                           Total        Total       of Pooled      of Pooled
                           Number       Assets      Investment     Investment
                           of Pooled    of Pooled   Vehicles       Vehicles
                           Investment   Investment  Managed with   Managed with
                           Vehicles     Vehicles    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael G. Brooks             1       $20,000,000        0           None
R. B. (Guy) Davidson, III     1       $20,000,000        0           None
Wayne Godlin                  1       $20,000,000        0           None
Terrance T. Hults             1       $20,000,000        0           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                           Total        Total       of Other       of Other
                           Number       Assets      Accounts       Accounts
                           of Other     of Other    Managed with   Managed with
                           Accounts     Accounts    Performance-   Performance-
Portfolio Manager          Managed      Managed     based Fees     based Fees
-----------------          -------      -------     ----------     ----------

Michael G. Brooks           1,181   $13,734,000,000      2         133,000,000
R. B. (Guy) Davidson, III   1,181   $13,734,000,000      2         133,000,000
Wayne Godlin                1,181   $13,734,000,000      2         133,000,000
Terrance T. Hults           1,181   $13,734,000,000      2         133,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
-------------------------

      The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
-----------------------------------------------

      The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities
-----------------------------------

      The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

      To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: the Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(3)

--------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
      The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Agreement
----------------------

      The Fund has entered into a Distribution Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares. ABI is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders therefor. Except as noted in the Prospectus, the Fund's shares are distributed in a continuous offering.


      The Distribution Agreement was approved by the Board on May 6, 2010 and continues in effect until two years from its effective date, and thereafter for successive twelve-month periods with respect to the Fund; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and in either case, by a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Distribution Agreement or any agreement related thereto.

      All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the independent Trustees or (b) by ABI. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.


Transfer Agency Agreement
-------------------------

      ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, acts as the Fund's registrar, transfer agent and dividend disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares.

Code of Ethics

      The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Prospectus under "Purchase and Sale of Shares -- How to Buy Shares."

General
-------

      Shares of the Fund are offered on a continuous basis at their NAV. Investors may purchase shares of the Fund exclusively through registered investment advisers approved by the Adviser. In most cases, purchase orders are made based on instructions from your registered investment adviser to the broker-dealer who executes trades for your account. To make a purchase, your broker-dealer must submit a purchase order to the Fund's transfer agent, ABIS, either directly or through an appropriate clearing agency (e.g. the National Securities Clearing Corporation - Fund/SERV). A "wrap fee" will typically be charged by your investment adviser with respect to investments made through the investment adviser. The Fund is not responsible for, and has no control over, the decision of any investment adviser to impose such differing requirements.

      Accounts can be opened only through your investment adviser. In order to open your account, the Fund, or your investment adviser, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your investment adviser is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. Please contact your registered investment adviser for more details.

      The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The public offering price of shares of the Fund is their NAV. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

      The Fund will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined, as described below. Orders received by the ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day. Your investment adviser is responsible for transmitting any orders by a prescribed time to the Fund or its transfer agent. If the investment adviser fails to do so, the investor will not receive that day's NAV. If the investment adviser receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

      Shares of the Fund may be purchased and held solely through accounts established under wrap-fee programs, sponsored and maintained by registered investment advisers approved by the Adviser. A wrap fee may be charged by your investment adviser. You should read carefully the wrap-fee brochure provided to you by your investment adviser. The brochure is required to include information about the fees charged by your adviser and the fees paid by your adviser to the Adviser.


      The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.





      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


      o Transaction Surveillance Procedures. The Fund, through its agents, ABI, and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

      Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

      Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

      Combined Purchase Privilege. Purchases of Fund shares do not count towards combined purchase privileges of other AllianceBernstein funds.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Fund's Prospectus under "Purchase and Sale of Shares--How to Sell Shares." Your wrap-fee program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A "wrap fee" may be charged by your investment adviser with respect to the purchase, sale or exchange of Fund shares made through such investment adviser.

Redemption
----------

      Subject only to the limitations described below, the Fund will redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If you are in doubt about what documents are required, you should contact your investment adviser.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.



      Redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.



Repurchase
----------

      The Fund may repurchase shares through ABI or your investment adviser. The repurchase price will be the NAV next determined after ABI receives the request, except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The investment adviser is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the investment adviser fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to ABI either directly or through a selected dealer or agent. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares. Normally, repurchases are settled by the shareholder as an ordinary transaction with or through the shareholders' investment adviser, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

      The Fund reserves the right to close out an account that through redemption has remained below $500 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Fund's Prospectus.

Statements and Reports
----------------------


      Each shareholder of the Fund will receive semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm as well as a periodic distribution statement and a confirmation of each purchase and redemption. By contacting his or her investment adviser or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------


      The Adviser's Pricing & Valuation Group (the "Pricing Group") is charged with the responsibility to implement the Adviser's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board.

      The NAV is computed in accordance with the Company's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.


      With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:


      (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;


      (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

      (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

      (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

      (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

      (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;


      (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);


      (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

      (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

      (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

      (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and


      (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

      The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


      Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available. Subject to their oversight, the Trustees have delegated responsibility for valuing the Fund's assets to the Investment Adviser. The Investment Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


      The Board may suspend the determination of the Fund's NAV (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------


      Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.


      The Adviser makes the decisions for the Fund and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund, including transactions in listed securities, are executed in the over-the counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

      The Fund has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

      Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

      Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

      The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

      The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 there under, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Investment Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 45 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his or her designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Fund Compliance Officer (or his or her designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his or her designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his or her designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his or her designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelly Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

United States Federal Income Taxation of Dividends, Distributions, and the Fund
-------------------------------------------------------------------------------

      The following discussion addresses certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provision of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


Qualification of the Fund as Regulated Investment Company
---------------------------------------------------------

      The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:


      (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


      In general, for purposes of the 90% gross income requirement described in paragraph (a)(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      It is the present policy of the Fund to declare dividends from net investment income daily and distribute monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

      The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year (or later, if the Fund is permitted to elect and so elects), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


      Dividends and Distributions. For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to federal income tax if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of tax-exempt obligations. The Fund intends to meet this requirement. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.


      Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.


      Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Fund's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

      If the Fund's distributions exceed its income and capital gains realized in any year and the Fund has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.


      Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

      If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

      After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

      Return of Capital Distributions. If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when the Fund's NAV also reflects unrealized losses.

      Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

      Any loss realized by a shareholder on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

      Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

      Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.


      Zero Coupon Municipal Securities. Under current federal income tax law, the Fund will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Fund, tax-exempt interest income attributable to the Fund from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as the Fund) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Fund does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.


      Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in futures contacts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

      AllianceBernstein Municipal Income Shares is a series company of AllianceBernstein Corporate Shares, a Massachusetts business trust organized on January 26, 2004.

Capitalization
--------------

      The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares participate equally in dividends and distributions of the Fund, including any distributions in the event of a liquidation and upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. Each Fund share is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares of the Fund when duly issued will be fully paid and non-assessable.


      The Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund.

      The Board is authorized to reclassify and issue any unissued shares to any number of future portfolios of the Company without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any series would normally be entitled to one vote for all purposes. Generally, shares of all series would vote as a single series for the election of Trustees and on any other matter that affected both series in substantially the same manner. As to matters affecting each series differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.


      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.


      As of the close of business on August 30, 2010, there were no shares of beneficial interest outstanding.


Shareholder and Trustee Liability
---------------------------------


      Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Company or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.


Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, acts as the Fund's Custodian and Accounting Agent for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Fund, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Agreement, the Fund has agreed to indemnify the ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

      Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP.

Independent Registered Public Accounting Firm
---------------------------------------------


      Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.


Additional Information
----------------------

      Any shareholder inquiries may be directed to the shareholder's broker or other investment adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

      The financial statements of the Fund for the fiscal year end is not available because the Fund has not yet commenced operations.

--------------------------------------------------------------------------------



                 APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

      The ratings of fixed-income securities by NRSROs including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

      The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

      Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

      A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

      Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

      The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

      Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

      Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

      S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

      "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings

      Investment Grade

      AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

      BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

      DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings

      F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

      While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.


SK 00250 0454 1116262v2

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits

            (a)   (1)   Amended and Restated Agreement and Declaration of Trust
                        dated May 3, 2006 - Incorporated by reference to Exhibit
                        (a)(2) to Pre-Effective Amendment No. 3 of the
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 333-112207 and 811-21497), filed with the
                        Securities and Exchange Commission on May 22, 2006.

                  (2) Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust, dated May 6, 2010 and filed May 7, 2010 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 14, 2010.

                  (3) Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust, filed June 17, 2010 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 17, 2010.

            (b)   By-Laws of the Registrant - Incorporated by reference to
                  Exhibit 23(b) to Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the
                  Securities and Exchange Commission on January 26, 2004.

            (c)   Not applicable.

            (d) Form of Advisory Agreement between the Registrant and AllianceBernstein L.P., dated September 7, 2004, as amended May 7, 2010 and June 10, 2010 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on June 17, 2010.

            (e) Form of Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., (formerly, AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit 23(e) to Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on January 26, 2004.

            (f)   Not applicable.

            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h) Form of Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 22, 2006.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

            (k)   Not applicable.

            (l) Investment representation letter of AllianceBernstein L.P.- Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on May 22, 2006.

            (m)   Not applicable.

            (n)   Not applicable.

            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Registrant - Incorporated by
                        reference to Exhibit 23(p)(1) to Registrant's
                        Registration Statement on Form N-1A (File Nos.
                        333-112207 and 811-21497), filed with the Securities and Exchange Commission on January 26, 2004.


                  (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


OTHER EXHIBITS

                  Powers of Attorney, for: David H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-112207 and 811-21497), filed with the Securities and Exchange Commission on August 31, 2009.

ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power: "(l) to purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

Section 2 of Article SEVENTH of the Registrant's Agreement and Declaration of Trust provides in relevant part:

      "Limitation of Liability. No Trustee, officer, employee or agent of the Trust shall be subject to any liability whatsoever to any person in connection with Trust property or the affairs of the Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust or for the act or omission of any other Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not
(a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Nothing in this Declaration of Trust, including without limitation anything in this Article VII, Section 2, shall protect any Trustee, officer, employee or agent of the Trust against any liabilities to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

      Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

Section 2 of Article EIGHTH of the Registrant's Agreement and Declaration of Trust provides in relevant part:

      "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

Article TENTH of the Registrant's Bylaws provides in relevant part:

      1.    Indemnification

            10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause
      (a) or (b) or by any disinterested person or persons pursuant to clause
      (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

      The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.    Business and Other Connections of Adviser.

      The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) AllianceBernstein Investments, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:



      AllianceBernstein Balanced Shares, Inc.*
      AllianceBernstein Blended Style Series, Inc.*
      AllianceBernstein Bond Fund, Inc.*
      AllianceBernstein Cap Fund, Inc.*
      AllianceBernstein Core Opportunities Fund, Inc.* AllianceBernstein Diversified Yield Fund, Inc.*
      AllianceBernstein Equity Income Fund, Inc.*
      AllianceBernstein Exchange Reserves*
      AllianceBernstein Fixed-Income Shares, Inc.
      AllianceBernstein Global Bond Fund, Inc.*
      AllianceBernstein Global Growth Fund, Inc.*
      AllianceBernstein Global Real Estate Investment Fund, Inc.* AllianceBernstein Global Thematic Growth Fund, Inc.* AllianceBernstein Greater China '97 Fund, Inc.
      AllianceBernstein Growth and Income Fund, Inc.*
      AllianceBernstein High Income Fund, Inc.*
      AllianceBernstein Institutional Funds, Inc.
      AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
      AllianceBernstein International Growth Fund, Inc.* AllianceBernstein Large Cap Growth Fund, Inc.*
      AllianceBernstein Municipal Income Fund, Inc.
      AllianceBernstein Municipal Income Fund II
      AllianceBernstein Short Duration Portfolio(1)
      AllianceBernstein Small/Mid Cap Growth Fund, Inc.* AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust*
      AllianceBernstein Variable Products Series Fund, Inc.
      Sanford C. Bernstein Fund II, Inc.
      The AllianceBernstein Pooling Portfolios
      The AllianceBernstein Portfolios**


--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

*     This Fund also offers Class R, K and I Shares.

** The AllianceBernstein Portfolio funds that also offer Class R, K and I Shares are AllianceBernstein Growth Fund, AllianceBernstein Balanced Wealth Strategy; AllianceBernstein Wealth Appreciation Strategy; and AllianceBernstein Wealth Preservation Strategy.

            (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                             POSITIONS AND
                             POSITIONS AND                   OFFICES
NAME                         OFFICES WITH UNDERWRITER        WITH REGISTRANT
----                         -------------------------       ----------------

Directors
---------

Robert M. Keith              Director and President          President and Chief
                                                             Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Andrew L. Gangolf            Senior Vice President and       Assistant Clerk
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President,          Clerk
                             Assistant General Counsel
                             and Assistant Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Kenneth F. Barkoff           Senior Vice President

Steven R. Barr               Senior Vice President and
                             Assistant Secretary

Amy I. Belew                 Senior Vice President

Laurence H. Beltan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Richard A. Davies            Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Brian D. Gallary             Senior Vice President

Mark D. Gersten              Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President and
                             Chief Financial Officer

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Matthew P. Mintzer           Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President, Counsel
                             and Assistant Secretary

Jeffrey A. Nye               Senior Vice President

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Mark A. Pletts               Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Gregory K. Shannahan         Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Suzanne Ton                  Senior Vice President

Derek Yung                   Senior Vice President

Albert J. Angelus            Vice President

William G. Beagle            Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Darren K. DeSimone           Vice President

Daniel A. Dean               Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Kilie A. Donahue             Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Gregory M. Erwinski          Vice President

Hollie G. Fagan              Vice President

Michael  J. Ferraro          Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

John G. Hansen               Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Daniel R. Hemberger          Vice President

Oliver Herson                Vice President

Lia A. Horii                 Vice President

Vincent Huang                Vice President

Eric S. Indovina             Vice President

Kumar Jagdeo II              Vice President

Tina Kao                     Vice President

Hiroshi Kimura               Vice President

Joseph B. Kolman             Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Russell B. Martin            Vice President

Joseph R. McLean             Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Hiroyuki Morishita           Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Andrew Prescott              Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Craig Schorr                 Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Laurie L. Snively            Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Christopher R. Thabet        Vice President

Jay D. Tini                  Vice President

William Tohme                Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Scott D. Zambon              Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Michael A. Bosi              Assistant Vice President

James M. Broderick           Assistant Vice President

Erik Carell                  Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Helena Carvalho              Assistant Vice President

Naji Choueri                 Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Christine M. Crowley         Assistant Vice President

Jamila Dalia                 Assistant Vice President

Francesca Dattola            Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Arend J. Elson               Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Stephen J. Laffey            Assistant Vice President        Assistant Clerk
                             and Counsel

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

David Lyons                  Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

David G. Mitchell            Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Jared M. Piche               Assistant Vice President

Cameron V. Polek             Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Richard A. Schwam            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Susanne Stallkamp            Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Damaris Torres               Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary

            (c)   Not Applicable.

ITEM 33.    Location of Accounts and Records.

      The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, Massachusetts 02111; all other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.


                              ********************

      A copy of the Agreement and Declaration of Trust of AllianceBernstein Corporate Shares (the "Trust"), as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 1st day of September, 2010.


                                              ALLIANCEBERNSTEIN CORPORATE SHARES


                                              By:  Robert M. Keith*
                                                   ------------------
                                                   Robert M. Keith
                                                   President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Title                      Date
---------                          ------                     -----



(1)   Principal Executive
      Officer

      Robert M. Keith*             President and              September 1, 2010
      -----------------------      Chief Executive Officer
      Robert M. Keith

(2)   Principal Financial and
      Accounting Officer

      /s/ Joseph J. Mantineo       Treasurer and Chief        September 1, 2010
      -----------------------      Financial Officer
          Joseph J. Mantineo


(3)   The Trustees

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*

*By   /s/ Andrew L. Gangolf                                   September 1, 2010
      -----------------------
         Andrew L. Gangolf
        (Attorney-in-fact)

                               Index to Exhibits
                              ------------------

Exhibit No.       Description of Exhibits
-----------       ------------------------


(i)               Opinion and Consent of Seward & Kissel LLP

(j)               Consent of Independent Registered Public Accounting Firm







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